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E-Filed

Colorado Secretary of State
Date and Time: 01/04/2013 10:21 AM
ID Number: 19871628889

Document number: 20131009270
Amount Paid: $1.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 19871628889

1. Entity name: STANDARD GOLD, INC.
(If changing the name of the corporation, indicate name before the name change)

2. New Entity name: (if applicable)

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☑

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Ullman	Sharon		
(Last)	(First)	(Middle)	(Suffix)

611 Walnut Street
(Street name and number or Post Office information)

Gadsden	AL	35901
(City)	(State)	(Postal Zip Code)
	United States	
(Province – if applicable)	(Country – if not US)	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

ARTICLE IV
CAPITAL STOCK

1. Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of $.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. Of such authorized shares of Preferred Stock, Ten Million (10,000,000) shares of $.001 par value each, with an original issue price of $1.00 per share (the "Original Issue Price"), shall be designated "Series A Preferred Stock." In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

2. Designation of Series A Preferred Shares. The shares of the series of preferred stock created and authorized by this Designation shall be designated "Series A Preferred Stock" (the "Series A Preferred Stock"). The total number of authorized shares constituting the Series A Preferred Stock shall be Ten Million (10,000,000) shares. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series A Preferred Stock. The stated par value of the Series A Preferred Stock shall be One Dollar ($1.00) per share. Shares of the Series A Preferred Stock shall be dated the date of issue.

3. Liquidation Rights and Rights on Dissolution. The Series A Preferred Stock has a liquidation preference of Ten Million Dollars ($10,000,000.00), payable only upon certain liquidity events or upon achievement of a market value of our equity equaling Two Hundred Million Dollars ($200,000,000.00) or more.

Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Series A Preferred Stock in an amount equal to the Liquidation Value (as described below); then, to any other series of Preferred Stock, until an amount to be determined by a resolution of the Board of Directors prior to issuances of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

Upon the occurrence of any Liquidation Event (as defined below), each holder of Series A Preferred Stock will receive a payment equal to the Original Issue Price for each share of Series

A Preferred Stock held by such holder (the "Liquidation Value"). A "Liquidation Event" will have occurred when:

- The Corporation has an average market capitalization (calculated by adding the value of all outstanding shares of Common Stock valued at the Corporation's closing sale price on the OTCBB or other applicable bulletin board or exchange, plus the value of the outstanding Series A Preferred Stock at the Original Issues Price per share) of Two Hundred Million Dollars ($200,000,000.00) or more over any Ninety (90) day period. The holders of the Series A Preferred Stock would have the right, for Thirty (30) days after the end of such qualifying Ninety (90) day measurement period, to require the Corporation to purchase the Series A Preferred Stock for an amount equal to the Liquidation Value.

- Any Liquidity Event in which the Corporation receives proceeds of Fifty Million Dollars ($50,000,000.00) or more. For purposes hereof, a "Liquidity Event" means any (a) liquidation, dissolution or winding up of the Corporation; (b) acquisition of the Corporation by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, share exchange, share purchase or consolidation) provided that the applicable transaction shall not be deemed a liquidation unless the Corporation's stockholders constituted immediately prior to such transaction hold less than Fifty Percent (50%) of the voting power of the surviving or acquiring entity; or (c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries.

Written notice of any Liquidation Event (the "Liquidation Notice") shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than Five (5) days prior to the anticipated payment date state therein, to the holders of record of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The Liquidation Notice shall state (i) the anticipated payment date, and (ii) the total Liquidation Value available for distribution to Series A Preferred Stock shareholders upon the occurrence of the Liquidation Event.

3. Redemption. The Series A Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors at any time, at a price equal to the Liquidation Value.

4. Voting Rights. Shares of Series A Preferred Stock shall have no rights to vote on any matter submitted to a vote of shareholders, except as required by law, in which case each share of Series A Preferred Stock shall be entitled to one vote. Any other shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the

issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

5. Conversion Rights. Holders of Series A Preferred Stock will have no right to convert such shares into any other equity securities of the Corporation. Holders of shares of any other series of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock.